UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)




          Nevada                        333-119034              98-0432681
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(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.)




    Suite 600 - 666 Burrard Street, Park Place, Vancouver, BC, Canada V6C 2X8
    -------------------------------------------------------------------------
             (Address of principal executive offices and Zip Code)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
                   Suite 600 - 666 Burrard Street, Park Place
                   Vancouver, British Columbia, Canada V6C 2X8

       Registrant's telephone number, including area code: (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events


On February 28, 2006, China Health Holding, Inc. issued a press release announcing that it has declared a stock dividend of one share of common stock for every share four shares of common stock held by shareholders of record at the close of business on February 28, 2006. The information in Item 8.01 of this report regarding the foregoing press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.


In addition to the foregoing, on February 19, 2006, China Health Holdings, Inc (the "Company") entered into a Letter of Intent, effective as of February 28, 2006, with Shaanxi WanAn Pharmaceutical Co. Ltd. for the proposed acquisition by the Company of 51% or more of Shaanxi WanAn Pharmaceutical Co. Ltd. Pursuant to the letter of intent, Shaanxi WanAn Pharmaceutical Co. Ltd. has agreed to offer the Company with first refusal rights and legal exclusive rights for further acquisition of 51% or more Shaanxi WanAn Pharmaceutical Co. Ltd. in next 12 months. The completion of the acquisition is subject to the negotiation and execution of a definitive acquisition agreement, as well as to the completion of full legal and financial due diligence, including the determination of the valuation of Shaanxi WanAn Pharmaceutical Co. Ltd., and the completion and delivery of audited financial statements of Shaanxi WanAn Pharmaceutical Co. Ltd.


ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.


Exhibit
Number                             Description
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10.1      Letter of Intent  effective  as of  February  28,  2006 by and between
          China Health Holding, Inc. and Shaanxi WanAn Pharmaceutical Co. Ltd.
99.1      Press Release dated February 28, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            China Health Holding, Inc.


Date: February 28, 2006                     /s/ Julianna Lu
                                            -----------------
                                            Julianna Lu
                                            Chief Operation Officer /PRESIDENT
                                            Chief Financial Officer/DIRECTOR